NATIXIS FUNDS

NATIXIS ETFs

Supplement dated April 3, 2018 to the Natixis Funds Summary Prospectuses, Prospectuses and Statements of Additional Information, dated February 28, 2017 and May 1, 2017, and the Natixis ETFs Summary Prospectus, Prospectus and Statement of Additional Information, dated May 1, 2017, as may be revised or supplemented from time to time, for the following funds.

Mirova Global Green Bond Fund	Natixis Sustainable Future 2035 Fund
Mirova Global Sustainable Equity Fund	Natixis Sustainable Future 2040 Fund
Natixis Seeyond International Minimum Volatility ETF	Natixis Sustainable Future 2045 Fund
Natixis Sustainable Future 2015 Fund	Natixis Sustainable Future 2050 Fund
Natixis Sustainable Future 2020 Fund	Natixis Sustainable Future 2055 Fund
Natixis Sustainable Future 2025 Fund	Natixis Sustainable Future 2060 Fund
Natixis Sustainable Future 2030 Fund

Effective immediately, the names of the following entities are changed as set forth below and all references to such entities in the summary prospectuses, prospectuses and statements of additional information of the Funds are revised accordingly:

Previous Name	Current Name
Natixis Asset Management U.S., LLC (“Natixis AM US”)	Ostrum Asset Management U.S., LLC (“Ostrum US”)
Natixis Asset Management (“NAM”)	Ostrum Asset Management (“Ostrum AM”)